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                                                                    EXHIBIT 4.B
                     [FORM OF FACE OF SPECIMEN CERTIFICATE]


       COMMON STOCK                                             COMMON STOCK

INCORPORATED UNDER THE LAWS                                    PAR VALUE $0.01
 OF THE STATE OF DELAWARE

                                                              __________________
                                                                    SHARES


THIS CERTIFICATE IS TRANSFERABLE                             CUSIP 317928  10  9
    IN CHICAGO, LOS ANGELES                                    SEE REVERSE FOR
         OR NEW YORK                                         CERTAIN DEFINITIONS

                       [ DRAWING OF GEORGE WASHINGTON ]

                             THE FINOVA GROUP INC.

THIS CERTIFIES THAT


IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

  The Finova Group Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ S. EICHENFIELD                                           /s/ W.J. HALLINAN
_________________________          [CORPORATE LOGO]         ____________________
CHAIRMAN                                                    SECRETARY



Countersigned and Registered:
HARRIS TRUST AND SAVINGS BANK
         (CHICAGO)
Transfer Agent and Registrar

By:________________________
   AUTHORIZED SIGNATURE


NUMBER

FG ______________

[CORPORATE SEAL]



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                   [FORM OF REVERSE OF SPECIMEN CERTIFICATE]

                            THE FINOVA GROUP INC.

    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH CLASS OF CAPITAL STOCK OR SERIES THEREOF OF THE COMPANY AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES, SUCH REQUEST MAY BE MADE TO THE COMPANY OR TO THE TRANSFER AGENT.

    This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between The Finova Group Inc., formerly GFC Financial Corporation, and Bank One of Arizona, NA, formerly The Valley National Bank of Arizona, dated as of February 16, 1992 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Finova Group Inc. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Finova Group Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, rights beneficially owned by Acquiring Persons (as defined in the Rights Agreement) may become null and void.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of
          survivorship and not as tenants
          in common
TOD     - transfer on death

                     UNIF GIFT MIN ACT - ____________Custodian____________
                                           (Cust)               (Minor)
                                         under Uniform Gifts to Minors
                                         Act _____________________________
                                                       (State)

                     UNIF TRF MIN ACT  - ___________Custodian_____________
                                           (Cust)                (Minor)
                                         (until age ______) under Uniform
                                         Transfers to Minors Act _________
                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
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
___________________________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
___________________________________________________________________________________________________
___________________________________________________________________________________________________
___________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _____________________________                X________________________________________
                                                   X________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15.

___________________________________________________________________________________________________
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